                               POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints James W. Kiser and Charles
M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) one or more Registration Statements of NationsBank Corporation on Form S-8 relating to the issuance of up to 24,000,000 shares of the Common Stock of NationsBank Corporation pursuant to the NationsBank Corporation Key Employee Stock Plan and any and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statements"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statements under such securities laws, regulations or requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statements under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.
     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.
                                                 NATIONSBANK CORPORATION
                                                       (Registrant)


                                          By:       HUGH L. MCCOLL, JR.
                                                       CHAIRMAN AND
                                                 CHIEF EXECUTIVE OFFICER
                                          Dated: June   , 1995

   (HUGH L. MCCOLL, JR.)
                                   Chairman, Chief Executive Officer and Director           June   , 1995
                                          (Principal Executive Officer)
   (JAMES H. HANCE, JR.)                Vice Chairman and Chief Financial Officer           June   , 1995
                                          (Principal Financial Officer)
                                        Executive Vice President and Chief Accounting       June   , 1995
       (MARC D. OKEN)                     Officer (Principal Accounting Officer)

                   SIGNATURE                       TITLE                DATE


               (RONALD W. ALLEN)                  Director          June   , 1995

             (WILLIAM M. BARNHARDT)               Director          June   , 1995

               (THOMAS E. CAPPS)                  Director          June   , 1995

               (CHARLES W. COKER)                 Director          June   , 1995

              (THOMAS G. COUSINS)                 Director          June   , 1995

               (ALAN T. DICKSON)                  Director          June   , 1995

              (W. FRANK DOWD, JR.)                Director          June   , 1995

                 (A. L. ELLIS)                    Director          June   , 1995

                 (PAUL FULTON)                    Director          June   , 1995

            (L. L. GELLERSTEDT, JR.)              Director          June   , 1995

              (TIMOTHY L. GUZZLE)                 Director          June   , 1995

                (W. W. JOHNSON)                   Director          June   , 1995

                 (BUCK MICKEL)                    Director          June   , 1995

                (JOHN J. MURPHY)                  Director          June   , 1995

                   SIGNATURE                       TITLE               DATE
                (JOHN C. SLANE)                   Director          June   , 1995

                (JOHN W. SNOW)                    Director          June   , 1995

              MEREDITH R. SPANGLER                Director          June   , 1995

              (ROBERT H. SPILMAN)                 Director          June   , 1995

               (RONALD TOWNSEND)                  Director          June   , 1995

                (JACKIE M. WARD)                  Director          June   , 1995

              (MICHAEL WEINTRAUB)                 Director          June   , 1995


                                       3
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